Exhibit 32.2

SECTION 906

CERTIFICATION

I, David J. Huls, Senior Vice President and Chief Financial Officer of Commercial Barge Line Company (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The report on Form 10-K of the Company for the annual period ended December 31, 2011, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 9, 2012	/s/ David J. Huls
David J. Huls
Senior Vice President and Chief Financial Officer